UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 28, 2005
Date of Report (Date of earliest event reported)
PAC-WEST TELECOMM, INC.
(Exact name of registrant as specified in its charter)

California	000-27743	68-0383568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1776 W. March Lane, Suite 250 Stockton, California		95207
(Address of principal executive offices)		(Zip Code)
(209) 926-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 27, 2005, the Compensation Committee of the Board of Directors of Pac-West Telecomm, Inc. (the “Company”) approved a restricted stock award of 400,000 shares of common stock to Henry R. Carabelli, who is the Company’s President and Chief Executive Officer and serves on the Company’s Board of Directors. The restricted stock grant was made in replacement and cancellation of performance right units granted by the Company to Mr. Carabelli on December 29, 2003 with respect to 400,000 shares of common stock. The restricted stock shall vest on June 30, 2009, provided that (i) 200,000 shares shall vest at such earlier time as the monthly average fair market value of the Company’s common stock exceeds $3.00 per share for a period of six consecutive months and (ii) all of the shares of restricted stock shall vest at such earlier time as certain change of control transactions occur with respect to the Company. Mr. Carabelli has agreed to make an election under Section 83(b) of the Internal Revenue Code with respect to the restricted stock. For retention purposes and in order to defray the tax impact to Mr. Carabelli of the restricted stock grant, the Company awarded a bonus to Mr. Carabelli in the amount of $285,000, subject to withholding for income and employment taxes. In the event that Mr. Carabelli voluntarily terminates his employment with the Company or is terminated by the Company for cause, he will be required to repay the bonus, except that the repayment obligation will lapse with respect to $95,000 of the bonus on each of December 31, 2006, December 31, 2007 and December 31, 2008. A copy of the Notice of Restricted Stock Bonus Award as accepted by Mr. Carabelli on December 28, 2005, pursuant to which the restricted stock was awarded is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
On December 28, 2005, the Company and Mr. Carabelli entered into an amendment of Mr. Carabelli’s executive agreement to make certain conforming changes with respect to the restricted stock award. A copy of the First Amendment to Executive Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

10.1	Notice of Restricted Stock Bonus Award dated December 28, 2005 by Pac-West Telecomm, Inc. to Henry R. Carabelli

10.2	First Amendment to Executive Agreement dated December 28, 2005 by and between Pac-West Telecomm, Inc. and Henry R. Carabelli

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PAC-WEST TELECOMM, INC. (Registrant)

Dated: December 29, 2005

	By:	/s/ Robert C. Morrison
Robert C. Morrison
Vice President and General Counsel

INDEX TO EXHIBITS

10.1	Notice of Restricted Stock Bonus Award dated December 28, 2005 by Pac-West Telecomm, Inc. to Henry R. Carabelli

10.2	First Amendment to Executive Agreement dated December 28, 2005 by and between Pac-West Telecomm, Inc. and Henry R. Carabelli